UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 8, 2005

REMY INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-13683	35-1909253
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2902 Enterprise Drive Anderson, Indiana	46013
(Address of principal executive offices)	(Zip Code)

(765) 778-6499

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c)	Effective September 8, 2005, Remy International, Inc. (the “Company”) elected Jeffrey Potrzebowski Senior Vice President of Finance and Chief Financial Officer.

Prior to being elected Senior Vice President of Finance and Chief Financial Officer of the Company, Mr. Potrzebowski was with Great Lakes Chemical Corporation since 1993 serving in financial roles of increasing responsibility, most recently as Senior Vice President and Chief Financial Officer. Prior to that he was employed by Stewart Warner Corporation, USG Interiors, Inc. and Price Waterhouse. Mr. Potrzebowski is 52 years old.

On August 29, 2005, Mr. Potrzebowski and the Company entered into an Employment Agreement (the “Agreement”). The Agreement is dated August 24, 2005. A brief description of the material terms of the Agreement follows:

•	Mr. Potrzebowski will receive an annualized base salary of $275,000, paid on a semi-monthly basis.

•	Mr. Potrzebowski shall have the opportunity to participate in the Company’s executive bonus program. The targeted bonus amount is 60% of base annual salary.

•	Mr. Potrzebowski will be eligible to invest in the Company’s equity program in the amount of 12,000 shares.

•	Mr. Potrzebowski will be eligible to participate in the Company’s benefit programs, including (i) personal umbrella liability, executive life and executive disability insurance, (ii) health, dental, prescription drug and vision coverage and (iii) the 401(k) savings and pension plans. Following six months of service, Mr. Potrzebowski will be eligible to participate in the Company’s supplemental executive retirement plan.

•	Key termination benefits under the agreement are summarized as follows:

•	If Mr. Potrzebowski’s employment is terminated for any reason other than cause as defined in the Company’s Severance and Change of Control Agreement (the “Change of Control Agreement,” which is filed as Exhibit 10.2 to this Current Report on Form 8-K) within six months of employment, he will receive three months of severance.

•	If Mr. Potrzebowski’s employment is terminated for any reason other than cause as defined in the Change of Control Agreement after six months of employment, he will receive one year of severance.

•	At the end of six months of service, Mr. Potrzebowski will also be covered by the provisions of the Change of Control Agreement.

The above is a brief summary of the Agreement and does not purport to be complete. A copy of the Agreement with Mr. Potrzebowski, dated August 24, 2005, is filed as Exhibit 10.1 to this Current Report on Form 8-K. The content of such Exhibit is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)    Exhibits.

10.1	Employment Agreement between Remy International, Inc. and Jeffrey Potrzebowski dated August 24, 2005.

10.2	Severance and Change of Control Agreement between Remy International, Inc. and Jeffrey Potrzebowski dated September 6, 2005.

99.1	Press Release dated September 8, 2005, announcing the election of Jeffrey Potrzebowski as Senior Vice President and Chief Financial Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2005	REMY INTERNATIONAL, INC.

	By:	/S/ Rajesh K. Shah
	Name:	Rajesh K. Shah
	Title:	Executive Vice President and Chief Operating Officer

EXHIBIT INDEX

Number	Exhibit
10.1	Employment Agreement between Remy International, Inc. and Jeffrey Potrzebowski dated August 24, 2005.

10.2	Severance and Change of Control Agreement between Remy International, Inc. and Jeffrey Potrzebowski dated September 6, 2005.

99.1	Press Release dated September 8, 2005, announcing the appointment of Jeffrey Potrzebowski as Senior Vice President and Chief Financial Officer.